This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated January 5, 1999 (the "Current Report"), of TransWestern Publishing Company, LLC (the "Company"), a wholly owned subsidiary of TransWestern Holdings L.P., filed with the Securities and Exchange Commission on January 14, 1999, relating to the Company's acquisition of fourteen directories in Texas from United Directory Services, Inc. (United) to include the information set forth below:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a).  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

In accordance with Item 7(a), attached as Exhibit 99.1 are: the audited balance sheet of United as of December 31, 1998, the related audited statement of operations, statement of shareholder's equity, and statement of cash flows for the year then ended and the accompanyingnotes.

(b).  PRO FORMA FINANCIAL INFORMATION.

In accordance with Item 7(b), attached as Exhibit 99.2 are the unaudited pro forma combined condensed financial statements and accompanying notes for the Company and United combined. The pro forma financial information included herein reflects the pro forma effects of the acquisition of United which occurred on January 5, 1999.

(c).  EXHIBITS.

EXHIBIT NO.                             DESCRIPTION
----------     --------------------------------------------------------------

99.1           Audited balance sheet of United as of December
               31, 1998, the related audited statement of operations, statement of shareholder's equity, and statement of cash flows for the year then ended, and the accompanying notes.

99.2 Unaudited proforma combined condensed consolidated balance sheets of TransWestern Publishing LLC as of December 31,
               1998, the unaudited pro forma combined condensed statement of income for the twelve months ended December 31, 1998, and the accompanying notes.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on March 8, 1999 on its behalf by the undersigned thereunto duly authorized.


                                   TRANSWESTERN PUBLISHING COMPANY LLC
                                              (Registrant)


                              BY:TRANSWESTERN COMMUNICATIONS COMPANY, INC.
                                           (General Partner)


DATE:  March 8, 1999          BY:              /s/Joan M. Fiorito
       -----------------         -----------------------------------------
                                 Name: Joan M. Fiorito
                                 Title:  Vice President, Chief Financial
                                 Officer (Principal Financial and Accounting
                                 Officer)